UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Filed by a party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

SWITCH, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Switch, Inc. Important Notice Regarding the Availability of Proxy Materials P.O. BOX 8016, CARY, NC 27512-9903 Stockholders Meeting to be held on June 10, 2022 For Stockholders of record as of April 13, 2022 This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the proxy materials, and to obtain directions to attend and vote in person at the meeting, go to: www.proxydocs.com/SWCH To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet. For a convenient way to view proxy materials and VOTE go to www.proxydocs.com/SWCH Have the 12 digit control number located in the shaded box above available when you access the website and follow the instructions. If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s meeting, you must make this request on or before May 31, 2022. Proxy Materials Available to View or Receive: 1. Proxy Statement 2. Annual Report INTERNET TELEPHONE * E-MAIL www.investorelections.com/SWCH (866) 648-8133 paper@investorelections.com When requesting via the Internet or telephone you will need the 12 digit * If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located above) control number located in the shaded box above. in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material. Switch, Inc. Meeting Type: Annual Meeting of Stockholders Date: Friday, June 10, 2022 Time: 11:00 AM, Pacific Time Place: The Citadel Campus 1 Superloop Circle, McCarran, Nevada 89434 SEE REVERSE FOR FULL AGENDA

Switch, Inc. Annual Meeting of Stockholders THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1, 2, 3, 4 AND 5 PROPOSAL 1. Election of Directors 1.01 Rob Roy 1.02 Angela Archon 1.03 Jason Genrich 1.04 Liane Pelletier 1.05 Zareh Sarrafian 1.06 Kim Sheehy 1.07 Donald D. Snyder 1.08 Tom Thomas 1.09 Bryan Wolf 2. To ratify the appointment of PricewaterhouseCoopers LLP as Switch, Inc.’s independent registered public accounting firm for the fiscal year ending December 31, 2022 3. To vote on an advisory (non-binding) proposal to approve the compensation of the named executive officers 4. To amend and restate Switch, Inc.’s Amended and Restated Articles of Incorporation to impose certain ownership and transfer restrictions in connection with its anticipated election to be taxed as a real estate investment trust and certain other governance provisions 5. To reincorporate as a Maryland corporation, through and including a merger with and into a wholly owned subsidiary